                                                                   EXHIBIT 10.11

                          GENERAL SECURITY AGREEMENT
                          --------------------------

     This Agreement made this 15th day of November 1995, between Mitsubishi International Corporation (herein called "Secured Party") and NeoMagic Corporation (herein called "Debtor").

     1.   DEFINITIONS OF TERMS USED HEREIN
          --------------------------------

     (a) "Debtor" includes NeoMagic Corporation with its office in Santa Clara, California.

     (b) "Insolvency" for purposes of this Agreement shall include, but is not limited to,

           (1) the insolvency, suspension of usual business, general assignment or failure of the Debtor, or of any endorser, guarantor, surety or other person liable upon or for any of the liabilities of the Debtor hereunder (hereafter sometimes referred to as "accommodation party"), or

           (2) the appointment of a receiver, conservator, rehabilitator or similar officer for the Debtor or accommodation party or for any of the property of any thereof and such receiver, conservator, rehabilitator or similar officer is not discharged within 45 days, or

           (3) the issuance of any warrant of attachment against any property of the Debtor or any accommodation party, that remains unbounded for a period of 45 days, or the taking of possession of, or assumption of control over, all or any substantial party of the property of the Debtor or any accommodation party by the United States Government, foreign governments (de facto or de jurs) or any agency of any thereof, or

           (4) the filing of a petition in bankruptcy by or against the Debtor or
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accommodation party which is not discharged within 45 days, or

          (5) the commencement of any proceeding by or against the Debtor or any accommodation party under any bankruptcy or debtor's law (or similar law analogous in purpose or effect) for the relief or reorganization, extension, arrangement or readjustment of any of the obligations of any thereof, and which proceeding is not dismissed within 45 days, or

          (6) the commencement of any proceedings supplementary to any execution relating to any judgment against the Debtor or any accommodation party.

     (c)   "Collateral" means:

           (1) all inventory and goods of the Debtor, now owned or hereafter acquired, including inventory or goods in transit, and wherever located which are held for sale or lease or are to be furnished under contracts of service, or which are raw material, work in process, or materials used or consumed in Debtor's business, or finished goods and supplies customarily classified as inventory.

           (2) all rights of Debtor to payments which are to be earned by performance under contracts for sale or lease of goods and services by Debtor, now existing or hereafter arising.

           (3) all accounts, notes, drafts, securities, documents, chattel paper, contract rights, acceptances and other forms of claims, demands, instruments and receivable of the undersigned for goods sold or leased or services performed by the Debtor, now existing or hereafter arising, together with all guaranties and securities therefor and all right, title and interest of the Debtor in the merchandise which gave or shall give rise thereto, including the right of stoppage in transit.
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           (4)   proceeds, products and accessions of and to all of the
foregoing.

           (5) the balance of any account in the name of Debtor, cash or deposit account, if any, now or hereafter existing, of Debtor with the Secured Party and any other claim of the Secured Party against the Debtor, now or hereafter existing.

           (6) all insurance policies heretofore or hereafter placed by Debtor on any or all of the above described Collateral and the proceeds of any such insurance.

     2.   SECURITY INTEREST
          -----------------

     The Debtor hereby grants to the Secured Party a security interest in the Collateral in order to secure payment and performance of all liabilities and obligations of Debtor to the Secured Party as a result of any and all other obligations of Debtor to the Secured Party of any kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and howsoever evidenced or acquired, and whether joint, several, or joint and several (all being hereafter called the "obligations"). Without limiting the foregoing in any way, this security interest secures the payment and performance of all of Debtor's liabilities, duties, and obligations pursuant to the sale of goods by the Secured Party to the Debtor.

     3.   SALE OF MATERIALS
          -----------------

     Subject to the terms and provisions of this Agreement and in consideration of the security interests herein granted, the Secured Party will, from time to time, but on such terms and conditions as Secured Party may specify and subject to its absolute right to refuse so to do, sell or cause any of its correspondents to sell Mitsubishi's materials or goods or services, at the request of or for the account of the Debtor.

     4.   MUTUAL AGREEMENT
          ----------------

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     (a)   Without limiting the foregoing in any way whatsoever, the security interest created herein shall extend, apply and continue to any and all future sales of materials or goods or services by the Secured Party or its representatives or agents to Debtor, and

     (b) Secured Party and Debtor as used in this Security Agreement include the successor or assigns of those parties, and

     (c) The law governing this secured transaction shall be that of California in force at the date of this Security Agreement, and

     (d) This Security Agreement shall be given its plain and simple meaning consistent with performance thereof by the parties and the California Commercial Code. The titles of the several articles shall not be considered a part of this Agreement so as to otherwise alter such meaning, and

     (e) Neither party hereto shall be deemed to have waived any of its rights under or upon the liabilities or Collateral presently existing or created hereunder unless such waiver be in writing and signed by the party making such waiver, and

     (f) Whenever in this Security Agreement the context so requires, the singular shall include the plural, and

     (g) This Agreement shall terminate after written notice from either party to the other, that no further sales are to be made, is received and Debtor pays in full all obligations and all indebtedness of Debtor to the Secured Party, and

     (h) This Agreement shall take effect immediately upon execution by the Debtor, and the execution hereof by the Secured Party shall not be required as a condition to the effectiveness of this Agreement. The provision for execution of this
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Agreement by the Secured Party is only for purpose of filing this Agreement as a security agreement under the Uniform Commercial Code, if execution hereof by the Secured Party is required for purpose of such filing.

     5.   WARRANTIES BY DEBTOR
          --------------------

     Debtor hereby warrants and guarantees the following:
     (a)   Debtor's mailing address is:

                2710 Walsh Avenue
                -----------------
                Santa Clara, California 95051
                -----------------------------

           The address of Debtor's chief place of business is:

                2710 Walsh Avenue
                -----------------
                Santa Clara, California 95051
                -----------------------------

           Debtor has no other place of business.

           The address at which Debtor keeps all of its records which are controlling for the general accounting purposes of Debtor is:

                2710 Walsh Avenue
                -----------------
                Santa Clara, California 95051
                -----------------------------

           All inventory presently held by Debtor is kept at the following locations:

                2710 Walsh Avenue
                -----------------
                Santa Clara, California 95051
                -----------------------------
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     (b)   Debtor is a company duly organized and existing under and by virtue of the laws of the State of California, is in good standing, is duly qualified to do business in the State of California, and is empowered to enter into this Agreement.

     (c) That information supplied and statement made by Debtor in any financial, credit or accounting statement presented to the Secured Party, if any, prior to or pursuant to this Security Agreement are or will be true and correct. Quarter's statement is subject to year-end adjustment.

     6.   DUTIES AND OBLIGATIONS OF DEBTOR
          --------------------------------

     (a) Without the prior written consent of the Secured Party, the Debtor will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Secured Party is not named as the sole secured party with respect to the Collateral.

     (b) Debtor will have and maintain insurance at all times with respect to all inventory and goods, including goods in transit, at their full insurable value against risk of fire (including so-called extended coverage), theft, and all other usual risks and such special risks as the Secured Party may reasonably designate in such form, for such periods and written by such companies as may be satisfactory to Secured Party to proceeds of, such insurance to be payable to the Secured Party and Debtor as their interests may appear, that all policies of insurance shall provide for ten (10) days, written minimum cancellation notice to the Secured Party and at the request of the Secured Party shall be delivered to and held by it. In the event of failure by Debtor to provide insurance as herein provided, Secured Party may, at Secured Party's option, provide such insurance and Debtor shall pay to Secured Party may, at Secured Party's option declare Debtor in default and proceed with its remedies granted herein.

     (c) Debtor shall defend at its cost any claim that (i) its title to the Collateral
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set forth in paragraph 1(c) above, and (ii) this Security Agreement as a lien and charge upon the aforementioned Collateral. The assertion by anyone of any claim shall not constitute a default hereunder if such claim is diligently, adequately and successfully contested by Debtor or is settled or discharged by Debtor with reasonable diligence. In the event of failure by the Debtor to diligently defend or contest any such claim, Secured Party may, at Secured Party's option, contest, settle or discharge any such claim, and Debtor shall pay to Secured Party, on demand, the reasonable cost and expense, including attorney's fees, thereof.

     7.   RIGHTS OF THE SECURED PARTY PRIOR TO DEFAULT
          --------------------------------------------

     (a) Notwithstanding any other part of this Agreement, the Secured Party may enter upon Debtor's premises at any reasonable time and upon reasonable prior notice and with minimum interference with Debtor's business operations to inspect Debtor's books and records pertaining to the Collateral or its proceeds and Debtor shall assist the Secured Party in whatever way reasonably necessary to make any inspection.

     (b) The Debtor hereby agrees that upon five (5) business days written notice from the Secured Party it will do any or all of the following:

     (1) deliver to the Secured Party lists or copies of all accounts which are proceeds of Debtor's inventory promptly after they arise;

     (2) joint with the Secured Party at its request in executing financing statements and pay the cost of filing the same wherever the Secured Party deems appropriate and will do, make, execute and deliver all such reasonably additional and further acts, things, deeds, assurance and instruments as the Secured Party may reasonably require to completely vest in it and assure to it its rights hereunder in and to inventory and the proceeds and will pay all reasonable out-of-pocket expenses, including the enforcement of any of the obligations or the administration, preservation
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or protection of or realization upon the Collateral or any part thereof.

     8.   EVENTS OF DEFAULT
          -----------------

     Each of the following shall be an event of default.

     (a) If Debtor defaults in the due performance or observance of any other obligation of Debtor under this Security Agreement and fails to cure such default within 30 days after receipt of written notice from Secured Party by registered mail.

     (b) If any representation or warranty or guarantee made by Debtor herein or in any other statement heretofore or hereafter furnished by Debtor to the Secured party proves to be false or misleading in any material respect.

     (c)   If Debtor becomes insolvent as defined in Section 1(b) above.

     9.   ADDITIONAL RIGHTS OF SECURED PARTY AFTER DEFAULT
          ------------------------------------------------

     (a) When Debtor is so in default, all obligations secured hereby shall become immediately due and payable at Secured Party's option without notice to Debtor, and Secured Party may in its sole discretion proceed to enforce payment of the same and exercise any or all of the rights and remedies afforded to Secured Party by the Uniform Commercial Code or otherwise possessed by Secured Party.

     (b)   In addition thereto, the Debtor further agrees as follows:

           (1) In the event that notice is necessary under applicable law, written notice mailed to the Debtor or any accommodation party given seven (7) business days prior to the date of public sale of any of the Collateral subject to the security interest

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created herein or prior to the date after which private sale or any other disposition of said Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other time shall be sufficient.

           (2) In the event of sale or other disposition of any such Collateral, the Secured Party may apply the proceeds of any such sale or disposition to the satisfaction of its reasonable attorney's fees, legal expenses, and other costs and expenses incurred in connection with its taking, retaking, holding, preparing for sale and selling of the Collateral.

           (3) Without precluding any other methods of sale, the sale of Collateral shall have been made in commercially reasonable manner if conducted in conformity with reasonable practices disposing of similar property.

           (4) The Collateral need not be present at any public or private sale or in view of the purchaser or purchasers and title shall pass upon such sale wherever the property or any part thereof is located with like effects as though all the property were present and in the possession of the person conducting the sale and were physically delivered to the purchaser or purchasers; the Secured Party may bid for and purchase at any public or private sale the Collateral offered for sale or any part thereof and by such Secured Party shall become the owner thereof.

           (5) Secured Party may deduct from the gross proceeds of any public or private sale the reasonable expenses incurred by Secured Party in connection therewith, including reasonable attorney's fees and brokers' commissions, if any, and the net proceeds then remaining shall be applied first to the satisfaction of the amount owed to the Secured Party and any amount then remaining shall be returned to the Debtor.
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          (6) The Secured Party may require the Debtor to assemble the
Collateral, taking all necessary or appropriate action to preserve and keep it in good condition and make such available to the Secured Party at a place and time convenient to both parties, all at the expense of the Debtor. Furthermore, in any such event, to the extent permitted under applicable law, full power and authority are hereby given to the Secured Party to sell, assign and deliver the whole of the Collateral or any part thereof, at any time at any broker's board, or at public or private sale, at the option of the Secured Party and no delay on the Secured Party's part in exercising any power of sale or any other rights or options hereunder, and no notice or demand, which may be given to or made upon the Debtor by the Secured Party with to or made upon the Debtor by the Secured Party with respect to any power of sales or other right or option hereunder, shall constitute a waiver thereof, or limit or impair the Secured Party's right to take any action or to exercise any power of sale or any other rights hereunder, without notice or demand, or prejudice the rights of the Secured Party as against the Debtor in any respect.

          (c) Without limiting any of foregoing, the Secured Party upon default of the Debtor, may take possession of the Collateral. In taking possession, the Secured Party may proceed without judicial process or may proceed by action. The Debtor, upon two (2) business days written notice from the Secured Party, must assemble all of the Collateral and make it available to the Secured Party at a place designated by the Secured Party which is reasonable convenient to the Secured Party and the Debtor. At the Secured Party's option, the Secured Party may, without removal from the Debtor's premises determine that any or all of the Collateral is unusable, and may dispose of the unusable Collateral on the premises of the Debtor.

          (d) Delivery to the Secured Party promptly upon receipt all proceeds of its inventory received by the Debtor including proceeds of account referred to above, in the exact form in which they are received.
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               (e) To evidence the Secured Party's rights hereunder, assign or endorsee proceeds of Collateral to the Secured Party.

               (f) Notify account debtors that their accounts have been assigned to the Secured Party and shall be paid to the Secured Party and indicate on all invoices to such account debtors that the accounts are payable to the Secured Party. The Secured Party shall have full power to notify account debtors, collect, compromise, endorse, sell, or otherwise deal with proceeds in its own name or that of Debtor at any time. The Secured Party in its sole discretion may apply cash proceeds to the payment of any liabilities or may release such cash proceeds to Debtor for use in the operation of Debtor's business.

               10. DISPOSITION OF PROCEEDS FROM SALE OF DEBTOR'S COLLATERAL
                   --------------------------------------------------------
AFTER DEFAULT BY DEBTOR.
-----------------------

               (a) After default, the Secured Party may sell, lease or otherwise dispose of any or all of the Collateral in its then condition or after preparation or processing. The proceeds of disposition shall be applied first to the reasonable expenses of retaking, holding, preparation for sale, selling and the like and the reasonable attorney's fees and legal expenses incurred by the Secured Party and second to the satisfaction of all of the indebtedness owed by the Debtor to the Secured Party and any amount remaining shall be returned to the Debtor.

               (b) If the proceeds from the sale of the Collateral are not sufficient to satisfy the indebtedness of the Debtor to the Secured Party, the Secured Party may proceed against the Debtor for any deficiency.

               11. RIGHTS OF DEBTOR
                   ----------------
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                 Until default, Debtor may use its inventory and goods in any lawful manner not inconsistent with this Agreement and with the terms of insurance thereon; may sell its inventory and goods in the ordinary course of business; and may use and consume any raw materials or supplies, the use and consumption of which is necessary in order to carry on Debtor's business.

             12. Amendment of Agreement
                 ----------------------

                 Debtor reserve the right to amend this agreement to accommodate accounts receivable financing at some time in the future. Debtor will negotiate new terms with the secured party at that time.

DEBTOR:      NeoMagic Corporation


             BY     : /s/ Lori Holland          11-15-95
                     ----------------------
             TITLE  : VP. CFO
             ADDRESS: 2710 Walsh Avenue, Santa Clara
                      California 95051


SECURED PARTY: Mitsubishi International Corporation


             BY     : /s/ Junji Inoue
                     ----------------------
             TITLE  : General Manager of Palo Alto Office
             ADDRESS: Standford Research Park 850 Hansen Way Suite 100
                      Palo Alto, California 94306